Exhibit 32.2

CFO CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cathay General Bancorp (the “Company”) on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heng W. Chen, chief financial officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and
Chief Financial Officer

Date: February 27, 2026